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                                                                       EXHIBIT 8

                         CERTIFICATION OF ANNUAL REPORT
                                  ON FORM 40-F
                      FOR THE YEAR ENDED DECEMBER 31, 2002

      1. The undersigned are the President and Chief Executive Officer and the Vice President, Finance and the Chief Financial Officer of Meridian Gold Inc. (the "Company"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 40-F of the Company, for the year ended December 31, 2002.

      2. We certify that such Annual Report on Form 40-F fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 40-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

      This Certification is executed as of April 10, 2003.



                                      /s/ Brian J. Kennedy
                                     -------------------------------------------
                                     Brian J. Kennedy
                                     President and Chief Executive Officer



                                      /s/ Peter C. Dougherty
                                     -------------------------------------------
                                     Peter C. Dougherty
                                     Vice President, Finance and Chief Financial
                                     Officer


A signed original of this written statement required by Section 906 has been provided to Meridian Gold Inc. and will be retained by Meridian Gold Inc. and furnished to the Securities and Exchange Commission or its staff upon request.